                                                                      Exhibit 23






INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. and subsidiaries of our report dated February 23, 1998 (December 10, 1998 as to Note 1, paragraphs 1 and 2), appearing in this Current Report on Form 8-K dated December 10, 1998.

Filed on Form S-8:

    Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

    Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

    Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

    Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

    Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
      (Puerto Rico))

    Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
      Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-00863 (401(k) Savings and Investment Plan)

    Registration Statement No. 333-13367 (Restricted Stock Plan for Former
      Employees of Hotchkis and Wiley)

    Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
      Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-17009 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

    Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan) for Managers and Producers)

    Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
      Employees of Merrill Lynch Partnerships)

    Registration Statement No. 333-41425 (401(k) Savings and Investment Plan)

    Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

    Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
      Inc.)


Filed on Form S-3:

    Debt Securities:

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338

    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947

    Registration Statement No. 33-51489

    Registration Statement No. 33-52647

    Registration Statement No. 33-60413

    Registration Statement No. 33-61559

    Registration Statement No. 33-65135

    Registration Statement No. 333-13649

    Registration Statement No. 333-25255

    Registration Statement No. 333-28537

    Registration Statement No. 333-44173

    Registration Statement No. 333-59997


    Medium Term Notes:

    Registration Statement No. 2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125

    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879


    Other Securities:

    Registration Statement No. 33-33335 (Common Stock)

    Registration Statement No. 33-45777 (Common Stock)

    Registration Statement No. 33-55363 (Preferred Stock)

    Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 333-16603 (TOPrS)

    Registration Statement No. 333-20137 (TOPrS)

    Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

    Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

    Registration Statement No. 333-42859 (TOPrS)

    Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch
      & Co., Canada Ltd. re Midland Walwyn Inc.)

    Registration Statement No. 333-67903 (Howard Johnson & Company Resale)




/s/Deloitte & Touche LLP

New York, New York
December 10, 1998